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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2003

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                             OVERTURE SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     000-26365              95-4652060
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER)          IDENTIFICATION NUMBER)

                       74 NORTH PASADENA AVENUE, 3RD FLOOR
                           PASADENA, CALIFORNIA 91103
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                            TELEPHONE: (626) 685-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS

On February 25, 2003, Overture Services, Inc. issued a press release "Overture to acquire Web Search Unit of Fast Search & Transfer (FAST) -- In Combination with Planned Purchase of AltaVista, Overture is Now Well-Positioned to Create the Next Generation of Internet Search", the text of which is attached hereto as
Exhibit 99.1 and incorporated herein in its entirety by reference.

ITEM 7. EXHIBITS

(c)      Exhibits.


         Exhibit No.           Description
         -----------           -----------

            99.1 Press release dated February 25, 2003, entitled Overture to acquire Web Search Unit of Fast Search & Transfer
                        (FAST) -- In Combination with Planned Purchase of AltaVista, Overture is Now Well-Positioned to Create the Next Generation of Internet Search
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2003                     Overture Services, Inc.

                                            By: /s/ TODD TAPPIN
                                            ------------------------------------
                                            Todd Tappin
                                            Chief Financial Officer
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EXHIBIT INDEX

         Exhibit No.           Description
         -----------           -----------

            99.1 Press release dated February 25, 2003, entitled Overture to acquire Web Search Unit of Fast Search & Transfer
                        (FAST) -- In Combination with Planned Purchase of AltaVista, Overture is Now Well-Positioned to Create the Next Generation of Internet Search